UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  December 16, 2011

BeesFree, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150266	92-0189305
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2101 Vista Parkway, Suite 4033
West Palm Beach, FL	33411
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (561) 939-4860

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

On December 16, 2011, BeesFree, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (the “SEC”) disclosing the consummation, on December 16, 2011, of a Merger with BeesFree, Inc., a privately held Delaware corporation (“BeesFree-DE”), and BeesFree Acquisition Corp., a newly formed, wholly-owned Delaware subsidiary of ours (“Acquisition Sub”), pursuant to which Acquisition Sub was merged with and into BeesFree-DE, and BeesFree-DE, as the surviving corporation, became our wholly-owned subsidiary (the “Merger”).

The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing to include unaudited condensed financial statements of BeesFree, Inc. for the period from August 4, 2011 (Inception) to September 30, 2011 as well as update the disclosure in Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Company is also filing this Form 8-K/A to include a revised Report of Independent Registered Public Accounting Firm (the “Report”) relating to the financial statements from the period from August 4, 2011 (inception) to August 31, 2011. Due to a scrivener’s error, the signature line of our independent registered public accountant was absent from the Report. As such, we have included a revised Report with the appropriate signature line.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Original Filing.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following plan of operation provides information which management believes is relevant to an assessment and understanding of our results of operations and financial condition. The discussion should be read along with our financial statements and notes thereto. This section includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our predictions.

Recent Events

Prior to December 16, 2011, we were a “shell company”, as defined by the Securities and Exchange Commission, without material assets or activities. On December 16, 2011, we completed a merger, pursuant to which a wholly-owned subsidiary of ours merged with and into BeesFree-DE, with BeesFree-DE being the surviving corporation and becoming our wholly-owned subsidiary. In connection with the Merger, we discontinued our former business and succeeded to the business of BeesFree-DE as our sole line of business. The Merger is being accounted for as a reverse merger and a recapitalization, with BeesFree-DE deemed to be the accounting acquirer and us the acquired company. Accordingly, BeesFree-DE’s historical financial statements for periods prior to the Merger have become our historical financial statements retroactively restated for, and giving effect to, the number of shares received in the Merger. The accumulated earnings of BeesFree-DE were also carried forward after the acquisition. Operations reported for periods prior to the Merger are those of BeesFree-DE.

Overview

We are a technology company that develops and commercializes innovative solutions for the beekeeping community. We intend to operate on a global basis. We plan to manufacture and sell our patent-pending technology that dispenses and delivers our proprietary mixture of chemical compounds to the bee population in order to prevent the effects of colony collapse disorder, or CCD.

Critical Accounting Policies

Use of Estimates.  The preparation of condensed financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at dates of the condensed financial statements and the reported amounts of revenue and expenses during the periods. Actual results could differ from these estimates.  The Company’s significant estimates and assumptions include its deferred tax asset, including a full valuation allowance.

Net Loss Per Share.  Basic earnings (loss) per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted earnings per common share is computed by dividing net earnings by the weighted average number of common shares outstanding, plus the issuance of common shares, if dilutive, resulting from the exercise of outstanding stock options and warrants.  As of September 30, 2011, there were no potentially dilutive securities outstanding.

Plan of Operations

We believe that the net proceeds from the Private Placement will not be sufficient to cover our operating expenses for the next twelve months and that we may have to engage in additional capital raising during this time period.  In the event that circumstances require us to raise additional capital, we may due so through the issuance of additional equity or debt securities, through bank loans or through any other method that is most advantageous to us given the accompanying circumstances.  In the fourth quarter of 2012, we anticipate that we will begin to generate revenue from sales of our products in certain targeted regions of the world.

In the next twelve months, we believe that our major expenditures will be directed towards the following activities:

•	registration and certification of our products in jurisdictions targeted for the sale of our products, in order to commence sales of our products in those jurisdictions;
•	the establishment of a wholly owned subsidiary in Italy, and likely in Argentina;
•	the procurement or establishment and running of satisfactory laboratory and manufacturing facilities for the manufacturing, testing and assembly of our products;

•	continuation of our research and development activities, with a focus on the development and improvement of product features and increased functionalities; and
•	the hiring and retention of qualified personnel.

In addition, we believe it is unlikely but possible that in the next twelve months, extraordinary additional costs may arise from the following factors:

•	longer than expected and more complicated product certification processes in individual jurisdictions;
•	the establishment of additional local offices not otherwise planned for on account of jurisdiction-specific laws and practices in markets that we are targeting; and

•	the introduction of new, unforeseen competitive technologies, which could require us to expend additional resources in research and development activities in order to improve or update our existing products.

We currently intend to begin further research and development activities in the first quarter of 2012.  These research efforts will focus on the improvement and development of new features for our current BeesFree Dispenser.  On an ongoing basis, we also intend to ensure that our proprietary chemical compound mixture addresses the latest research with respect to bee healthcare and CCD.  We also intend to devote significant research and development resources to the development of a new version of the BeesFree Dispenser with more advance functionalities in the second half of 2012.

We have plans to create our own laboratory facility in Rome, Italy, where our chief scientist is located.  We anticipate that we will use this facility for research and development and chemical compound production, in addition to quality testing of our chemical compounds.  We foresee outsourcing the production of our chemical compound to third parties.

With respect to the hiring and retention of personnel, we anticipate that we will hire an additional four to seven regional sales managers in various regions throughout the world within the next twelve months, who will join our current regional sales manager in Argentina.  In addition, on the officer-level, we may hire a product manager to oversee production of our products.  Our estimated monthly costs with respect to the hiring of new personnel is between $25,000 and $40,000.

Liquidity and Capital Resources For the Period from August 4, 2011 (Inception) to September 30,2011

General.  At September 30, 2011, we had cash and cash equivalents of $424,733.  As a development stage company, we have not generated any revenues and incurred net losses of $198,939 during the period from August 4, 2011 (Inception) through September 30, 2011.  The Company is currently in the development stage, and has not yet generated any revenues.  The Company's primary source of operating funds since inception has been cash proceeds from the issuance of common shares to its founders and advances from a stockholder.  In addition, on September 30, 2011, the Company received proceeds from the issuance of bridge debentures (see Note 5).  The Company intends to raise additional capital through private debt and equity investors, but there can be no assurance that these funds will be available, or will be sufficient to enable the Company to fully complete its development activities or sustain operations.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business.  The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values.  The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

We believe we have addressed our immediate liquidity concerns through the Private Placement, pursuant to which we raised approximately $1,049,490 million in net proceeds through the issuance of equity securities, as well as the conversion of the Debentures in full into shares of Preferred Stock and Warrants to purchase shares of common stock. As such, we believe that the net proceeds raised in the Private Placement will sufficiently address our capital needs over the next twelve months. However, on a long term basis, until we develop a consistent source of revenue and achieve a profitable level of operations that generates sufficient cash flow, we will need additional capital resources to fund growth and operations.  As such, if our operations over the next twelve months fail to generate sufficient cash flow, we may seek to raise capital through equity and/or debt offerings. However, there can be no assurance that we will be able to raise equity or debt capital on terms we consider reasonable and prudent, or at all.   The availability of capital to us may be subject to the volatility in the financial markets, our future financial condition and credit rating, and whether sufficient assets are available to be used as debt collateral in connection with any future debt financing, among other factors.  Future financings through equity investments are likely to be dilutive to the existing stockholders. Also, the terms of securities we issue in future capital transactions may be more favorable for our new investors. Newly issued securities may include preferences, superior voting rights, and the issuance of warrants or other derivative securities, which may have additional dilutive effects. Further, we may incur substantial costs in pursuing future capital and/or financing, including investment banking fees, legal fees, accounting fees, securities law compliance fees, printing and distribution expenses and other costs. We may also be required to recognize non-cash expenses in connection with certain securities we may issue, such as convertible notes and warrants, which may adversely impact our financial condition.

Factors That May Affect Future Operations

We believe that our future operating results will continue to be subject to quarterly variations based upon the following factors:

•	the speed and ease with which we are able to obtain regulatory approval in jurisdictions where we intend to sell our products;
•	our ability to establish regional sales offices and hire quality regional sales managers;

•	our research and development focusing on the improvement of features and functionalities of our current products and the development of additional products;
•	our ability to capitalize on manufacturing efficiencies;

•	the cyclical nature of the ordering patterns from our distributors and customers; and
•	the fluctuation of the Argentine peso and the Euro against the U.S. dollar and other international currencies.

We currently do not believe it is necessary for us to take any additional steps to address any of the aforementioned factors with respect to the possible impacts they could have on our future operations.

Off Balance Sheet Transactions and Related Matters

We have no off-balance sheet transactions, arrangements, obligations (including contingent obligations), or other relationships with unconsolidated entities or other persons that have, or may have, a material effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS." This ASU addresses fair value measurement and disclosure requirements within ASC Topic 820 for the purpose of providing consistency and common meaning between U.S. GAAP and IFRSs. Generally, this ASU is not intended to change the application of the requirements in Topic 820. Rather, this ASU primarily changes the wording to describe many of the requirements in U.S. GAAP for measuring fair value or for disclosing information about fair value measurements. This ASU is effective for periods beginning after December 16, 2011 and is not expected to have any impact on the Company’s financial statements or disclosures.

The Company does not believe that there are any other new accounting pronouncements that the Company is required to adopt that are likely to have a material effect on the Company’s financial statements upon adoption.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired

(b)           Pro Forma Financial Information

Filed herewith is unaudited pro forma combined financial information of the Company and its subsidiaries.

(d)            Exhibits

Exhibit Number	Description
99.1	BeesFree, Inc. financial statements for the period from August 4, 2011 (inception) to August 31, 2011.

99.2	Unaudited condensed financial statements of BeesFree, Inc. as of and for the period from August 4, 2011 (Inception) to September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 30, 2012

BEESFREE, INC.

By:	/s/ Mario Sforza
Mario Sforza
Chief Executive Officer and
President